Exhibit 99.1

VANTAGE ENERGY SERVICES, INC.
(A Corporation in the Development Stage)

FINANCIAL STATEMENTS

MAY 30, 2007

C O N T E N T S

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Vantage Energy Services, Inc.
Houston, Texas

        We have audited the accompanying balance sheet of Vantage Energy Services, Inc. (a corporation in the development stage) as of May 30, 2007, and the related statements of operations, stockholders’ equity and cash flows for the period from inception (September 8, 2006) to May 30, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vantage Energy Services, Inc. as of May 30, 2007, and the results of its operations and its cash flows for the period from inception (September 8, 2006) to May 30, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ UHY LLP

Houston, Texas
June 1, 2007

VANTAGE ENERGY SERVICES, INC.
(A Corporation in the Development Stage)

BALANCE SHEET

MAY 30, 2007

ASSETS

CURRENT ASSETS
Cash and cash equivalents	$504,077
Restricted cash	269,960,000
Prepaid expenses	202,869
Total Current Assets	270,666,946

Property and equipment	67,130

TOTAL ASSETS	$270,734,076

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$25,386
Accrued liabilities	222,050
Deferred underwriters fee	8,280,000
Notes payable—stockholders	275,000
Total Current Liabilities	8,802,436

Common stock, subject to possible redemption, 10,346,550 shares at redemption value (Note 1)	76,753,407

Commitments	—

STOCKHOLDERS' EQUITY
Preferred stock, $0.001 par value, 1,000,000 shares authorized, none issued or outstanding	—
Common stock, $0.001 par value, 82,750,000 shares authorized, 42,375,000 shares issued and outstanding (which includes 10,346,550 shares subject to possible redemption)	42,375
Additional paid-in capital	185,159,318
Deficit accumulated during the development stage	(23,460)
Total Stockholders' Equity	185,178,233

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$270,734,076

See notes to financial statements.

VANTAGE ENERGY SERVICES, INC.
(A Corporation in the Development Stage)

STATEMENT OF OPERATIONS

PERIOD FROM INCEPTION (SEPTEMBER 8, 2006) TO MAY 30, 2007

REVENUE	$—

GENERAL AND ADMINISTRATIVE EXPENSES	23,460

LOSS BEFORE PROVISION FOR INCOME TAXES	(23,460)

PROVISION FOR INCOME TAXES	—

NET LOSS	$(23,460)

Weighted-Average Number of Shares Outstanding
Basic	7,632,102
Diluted	7,632,102

Net Loss Per Share
Basic	$—
Diluted	$—

See notes to financial statements.

VANTAGE ENERGY SERVICES, INC.
(A Corporation in the Development Stage)

STATEMENT OF STOCKHOLDERS’ EQUITY

PERIOD FROM INCEPTION (SEPTEMBER 8, 2006) TO MAY 30, 2007

	Common Stock		Additional Paid-in	Deficit Accumulated During the Development	Total Stockholders'
	Shares	Amount	Capital	Stage	Equity
Issuance of common stock to initial stockholders	7,500,000	$7,500	$17,500	$—	$25,000
Issuance of common stock and warrants in private placement	375,000	375	5,999,625	—	6,000,000
Issuance of common stock and warrants to public stockholders	34,500,000	34,500	179,142,093	—	179,176,593
Issuance of option to purchase common stock and warrants to underwriters	—	—	100	—	100
Net loss	—	—	—	(23,460)	(23,460)
Balance, May 30, 2007	42,375,000	$42,375	$185,159,318	$(23,460)	$185,178,233

See notes to financial statements.

VANTAGE ENERGY SERVICES, INC.
(A Corporation in the Development Stage)

STATEMENT OF CASH FLOWS

PERIOD FROM INCEPTION (SEPTEMBER 8, 2006) TO MAY 30, 2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(23,460)
Changes in assets and liabilities:
Prepaid expenses	(202,869)
Accounts payable and accrued liabilities	247,436

NET CASH PROVIDED BY OPERATING ACTIVITIES	21,107

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment	(67,130)
Restricted cash	(269,960,000)

NET CASH PROVIDED BY INVESTING ACTIVITIES	(270,027,130)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of common stock to initial stockholders	25,000
Proceeds from issuance of common stock and warrants in private placement	6,000,000
Proceeds from issuance of common stock and warrants to public stockholders	255,930,000
Proceeds from issuance of option to purchase common stock and warrants to underwriters	100
Proceeds from notes payable to stockholders	275,000
Proceeds from deferred underwriter fee	8,280,000

NET CASH PROVIDED BY FINANCING ACTIVITIES	270,510,100

NET INCREASE IN CASH AND CASH EQUIVALENTS	504,077

CASH AND CASH EQUIVALENTS—beginning of period	—

CASH AND CASH EQUIVALENTS—end of period	$504,077

See notes to financial statements.

VANTAGE ENERGY SERVICES, INC.
(A Corporation in the Development Stage)

NOTES TO FINANCIAL STATEMENTS

MAY 30, 2007

1.    Organization

        Vantage Energy Services, Inc. (the “Company”) is a blank check company organized under the laws of the State of Delaware on September 8, 2006. The Company was formed to acquire, through a merger, capital stock exchange, asset acquisition, exchangeable share transaction, joint venture or other similar business combination, one or more businesses in the oilfield services industry or related industry. To date, efforts have been limited to organizational activities. The Company does not have any specific business combination under consideration, nor had any discussions with any target business regarding a possible business combination.

        The Company is considered to be a development stage company and as such the financial statements presented herein are presented in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 7. The Company’s fiscal year is June 30.

        On February 6, 2007 and May 23, 2007, the Company’s Board of Directors authorized and recorded a one-for-one and a 0.2-for-one stock split, respectively. The total number of authorized common stock shares and par value were unchanged by this action. Accordingly, all references to the number of shares and per share amounts in the financial statements have been presented on a post-split basis.

        The registration statement for the Company's initial public offering (the "Public Offering") was declared effective May 23, 2007.  The Company consummated the Public Offering on May 30, 2007 and preceding the consummation of the Public Offering certain officers, directors and initial shareholders purchased a combined total of 375,000 units and 3,000,000 warrants at the prices of $8.00 per unit and $1.00 per warrant for a total of $6,000,000 from the Company.  We refer to these 375,000 units and 3,000,000 warrants as the Founding Securities.  The purchase price of the Founding Securities is included in the proceeds held in trust pending our completion of one or more business combinations.  If we do not complete one or more business combinations that meet the criteria described in the prospectus, then the $6,000,000 purchase price will become part of the amount payable to our public shareholders upon the liquidation of our trust and the Founding Securities will expire worthless.  The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering, although substantially all of the net proceeds of the Public Offering are intended to be generally applied toward consummating a business combination with an operating business in the oilfield services industry (“Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Public Offering on May 30, 2007, greater than 97% of the net proceeds ($269,960,000), after payment of certain amounts to the underwriter and offering related costs, has been placed in a trust account (“Trust Account”) and will be invested in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of a first Business Combination or (ii) the liquidation of the Trust Account upon the cessation of our corporate existence on May 24, 2009. The money market funds have been accounted for as trading securities, which are held at their market value of approximately $269,960,000 at May 30, 2007. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that stockholders owning 30% or more of the shares sold in the Public Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Public Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 7,500,000 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

        With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares. The per share conversion price will equal the amount in the Trust Account, net of taxes payable, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Public Offering. Accordingly, Public Stockholders holding 29.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders.  Accordingly, a portion of the net proceeds from the Public Offering (29.99% of the amount held in the Trust Fund), is subject to possible conversion.  In this respect, $76,753,407 has been classified as common stock subject to possible redemption.  In addition, such stockholders would also be entitled to a portion of the deferred portion of the underwriters' discount.

        The Company’s Amended and Restated Certificate of Incorporation provides for the liquidation of the Trust Account in the event that the Company does not consummate a Business Combination by May 24, 2009. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Public Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Public Offering).

2.    Summary of Significant Accounting Policies

        Cash and Cash Equivalents:    Included in cash and cash equivalents are deposits with financial institutions as well as short-term money market instruments with maturities of three months or less when purchased.

        Restricted Cash:    Consists of net proceeds from the Public Offering placed in a trust account, to be invested in money market funds as described in Note 1.

        Property and Equipment:    Consists of furniture and fixtures and computer equipment, depreciated, upon placement in service, over estimated useful lives ranging from 3 to 5 years on a straight-line basis.

        Concentration of Credit Risk:    Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company may, in the future, maintain deposits in federally insured financial institutions in excess of federally insured limits.

        Use of Estimates:    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

        Income Taxes:    Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

        New Accounting Pronouncements:    The Company does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

3.    Preferred Stock

        The Company is authorized to issue up to 1,000,000 shares of preferred stock with such designations, voting, and other rights and preferences as may be determined from time to time by the Company’s board of directors.

4.    Notes Payable

        As of May 30, 2007, certain stockholders of the Company have advanced an aggregate of $275,000 to the Company, on a non-interest bearing basis. The notes are due on the earlier of (i) January 31, 2008 or (ii) the consummation of the Public Offering and are expected to be paid by July 31, 2007.

5.    Underwriter Purchase Option

        The Company sold to Deutsche Bank Securities Inc. for $100, as additional compensation, an option to purchase up to a total of 1,250,000 units at $9.60 per unit, with the warrants issued as part of such units exercisable at $7.20 per share. The units issuable upon exercise of this option are identical to the other units offered by the prospectus except that the warrants included in the option have an exercise price of $7.20 per share (120% of the exercise price of the warrants included in the units sold in the offering). This option is exercisable at $9.60 per unit, commencing on the later of the consummation of a business combination and May 24, 2008 and expiring May 24, 2011. The exercise price and the number of units issuable upon exercise of the option may be adjusted in certain circumstances. The purpose of this option is to compensate the underwriters for the portion of their underwriting deferred discount that will be placed into the trust account and therefore is at risk of loss. The fair value of the purchase option sold to the underwriters is based on a Black-Scholes model on the date of sale and would be approximately $3.9 million using an expected life of four years, volatility of 51.5% and a risk-free interest rate of 4.66%.

6.    Commitments

        The Company entered into a 38 month office lease with a third party at monthly lease payments of approximately $8,000. To the extent the Company liquidates at or after May 24, 2009, the Company’s Chief Executive Officer has personally agreed to be liable for all subsequent lease payments in the event such occurs.

        In connection with the Public Offering, the Company entered into an underwriting agreement (the "Underwriting Agreement") with the underwriters in the Public Offering. Pursuant to the Underwriting Agreement, the Company was obligated to the underwriter for certain fees and expenses related to the Public Offering, including underwriters’ discounts of $19,320,000. The Company paid $11,040,000 of the underwriting discount upon closing of the Public Offering. The Company and the underwriters have agreed that payment of the balance of the underwriting discount of $8,280,000 will be deferred until consummation of the Business Combination. Accordingly, a deferred underwriting fee comprised of the deferred portion of the underwriting discount is included in the accompanying balance sheet at May 30, 2007.